Exhibit 10.1


                              SHAREHOLDER AGREEMENT

         This SHAREHOLDER AGREEMENT (the "Agreement") is made and entered into as of November 10, 2000, among Softlock.com, Inc., a Delaware corporation ("Company"), and the shareholders of the Company identified on the signature page hereto (the "Shareholders") representing 97% of the issued and outstanding Series B Preferred Stock.

         WHEREAS,  the Company is in the  process of  obtaining  private  equity financing from existing shareholders and third parties in the form of convertible preferred stock and with aggregate gross proceeds to the Company of $7,000,000 (the "Financing");

         WHEREAS, the Shareholders, certain other shareholders of the Corporation and third parties have agreed to enter into good faith negotiations for the consummation of the Financing conditioned upon the execution of this Agreement by the Shareholders; and

         WHEREAS, each Shareholder owns of record and/or beneficially shares of Series B Convertible Preferred Stock ("Series B Preferred"), Series A Convertible Preferred Stock ("Series A Preferred") and/or Common Stock ("Common Stock") of the Company (such classes being referred to collectively as the "Stock").

         NOW,   THEREFORE,   in   consideration   of  the   promises   and   the
representations, warranties and agreements contained herein, the parties agree as follows:

         1. Definition. For purposes of this Agreement, "Subject Shares" shall mean all issued and outstanding shares of Series B Preferred and all Shares of Common Stock issued upon conversion thereof, and all shares issued upon exercise of the Warrants that are owned of record or beneficially by the Shareholders or their affiliates as of the date hereof or from time to time while this Agreement is in effect. By signing this Agreement, each Shareholder is binding itself and its affiliates.

         2. Representations and Warranties of the Shareholders. The Shareholders, severally as to themselves and not jointly, hereby represent and warrant to the Company as of the date hereof as follows:

                  a) Authority. Each Shareholder has all requisite capacity to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms. Except for informational filings with the Securities and Exchange Commission ("SEC"), the execution and delivery of this Agreement by the Shareholder do not, and the consummation by the Shareholder of the transaction contemplated hereby and compliance by the Shareholder with the terms hereof will not (i) conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder or to the Shareholder's property or assets, (ii) require any filing by the Shareholder or require the Shareholder to obtain any permit, authorization, consent or approval of, any Federal, state or local government or any court, tribunal, administrative agency or commission or other governmental or regulatory authority or agency, domestic or foreign, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Shareholder or the Subject Shares.

                  b) The Subject Shares. Each Shareholder is the record and beneficial owner of, and has good and valid title to, the Subject Shares, free and clear of any liens.

         3.       Covenants of the Shareholders and the Company.

                  a) For the period commencing on the date hereof and ending on the earlier of June 1, 2001 or the date six (6) months from the closing date of the Financing, each Shareholder, agreeing as to itself severally and not jointly, shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), consent to any Transfer of, or enter into any contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any or all of the Subject Shares (or any interest therein) to any person and agrees not to commit or agree to take any of the foregoing actions or (ii) convert any shares of Series B Preferred held by the Shareholders into Common Stock pursuant to the terms and provisions of the Company's Certificate of Incorporation, as amended. Notwithstanding anything to the contrary contained herein, each Shareholder may, without the consent of the Company or any other person but so long as it is done in compliance with law, Transfer any or all of the Subject Shares (or any interest therein): (x) to one or more members of such Shareholder's family, any trust for the benefit of such Shareholder or one or more members of such Shareholder's family or any entity controlled by the Shareholder so long as the Transferee of such Subject Shares (or such interest therein) agrees to be bound by this Agreement; (y) in the event the Shareholder is a partnership or limited liability company, to its members or partners in distribution from the Shareholder in accordance with its governing documents so long as the Transferees of such Subject Share (or interest therein) agree to be bound by this Agreement or (z) to any Affiliate or partnership which is controlled by or under common control with the Shareholder or by or among any Tudor Entity. Notwithstanding the foregoing, the provisions of this Section 3(a) shall terminate if the Company has not consummated the Financing on or prior to January 31, 2001. For purposes hereof "Affiliate" shall mean, as to any Shareholder, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with the Shareholder and includes without limitation, (i) any person who is an officer, director, or direct or indirect beneficial holder of at least 5% of the then outstanding capital stock of the Shareholder and any of the Family Members of any such person, (ii) any person of which the Shareholder and/or its Affiliates (as defined in clause (i) above), directly or indirectly, either beneficially own(s) at least 5% of the then outstanding equity securities or constitute(s) at least a 5% equity participant, (iii) in the case of a Shareholder who is an individual, Family Members of such person, and (iv) in the case of the Preferred Shareholders, any entities for which a Purchaser or any of its Affiliates serve as general partner and/or investment adviser or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of such Preferred Shareholder or the general partner or investment adviser thereof, or any Affiliate of any of them, or any Affiliates of any of the foregoing. For purposes hereof, "Family Members" means, as applied to any individual, any parent, spouse, child, spouse of child, brother or sister of the individual sharing the same household as such individual, and each trust created for the benefit of one or more of such persons and each custodian of property of one or more such persons and the estate of any such persons. For purposes hereof "Tudor Entity" shall mean each of the following: Tudor Private Equity Fund, L.P., Tudor Arbitrage Partners, L.P., Tudor BVI Futures, Ltd., Raptor Global Fund, L.P., Raptor Global Fund Ltd. and Raptor Global Portfolio, Ltd., or any funds or other investment vehicles or entities of which any of the foregoing entities are Affiliates, or any Affiliate or Affiliated Group of Tudor Investment Corporation and/or Tudor Global Trading, Inc.

                  b) Upon the execution of this Agreement, the Company shall issue to each Shareholder who owns Series B Preferred and who is listed on Exhibit A, Warrants (the "Warrants") to purchase Common Stock of the Company. The Warrants shall be in the amounts set forth opposite such Shareholder's name on Exhibit A, shall remain exercisable for two years from the date hereof, shall have an exercise price per share equal to the greater of the Fair Market Value (as defined in the Warrant) or $2.25, and shall be in the form of Exhibit C hereof.

                  c) Each Shareholder listed on Exhibit B hereto by signing this Agreement agrees, severally as to itself and not jointly, to invest the aggregate dollar amount set forth opposite such Shareholder's name on Exhibit B in the Financing; provided that the Shareholders shall only be required to invest to the extent that the terms and conditions (including but not limited to price, valuation and terms and conditions in all documents executed in connection with the Financing) of the Financing are reasonably acceptable to each such Shareholder. Such Shareholder's investment will be on the same terms and conditions as other investors in the Financing and shall be contingent upon an aggregate of $7,000,000 in gross proceeds being raised in the Financing including amounts listed on Exhibit B.

         4. No Voting Rights Conferred; Termination. The Shareholders retain all voting rights with respect to the Subject Shares and this Agreement does not obligate the Shareholders to vote for or against a Financing or any other matter. This Agreement shall terminate upon the announcement by the Company of any merger or consolidation of the Company or of the sale of all or substantially all of its assets or any other comparable change-in-control transaction.

         5. Further Assurances. The Shareholders will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         6. Certain Events. The Shareholders agree that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Shareholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Stock, or the acquisition of additional shares of Stock or other voting securities of the Company by the Shareholders, the number of Subject Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Stock or other voting securities of the Company issued to or acquired by the Shareholders.

         7. Indemnification. So long as the Shareholder's representations contained in Section 2(a) above remain true and correct, the Company shall indemnify and hold harmless the Shareholders and the Shareholder's Affiliates, agents, advisers, representatives, employees, officers and directors (the "Indemnified Parties") against and from any costs, expenses (including reasonable attorneys' fees), settlement payments, claims, demands, judgments, fines, penalties, losses, damages and liabilities incurred in connection with any claim, suit, action or proceeding that arises directly or indirectly from or relates directly or indirectly to (a) the execution, delivery or performance of this Agreement, or (b) any of the transactions contemplated by this Agreement.

         8. Assignment. Except as otherwise provided herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Shareholders, without the prior written consent of the Company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective representatives, executors, administrators, estate, heirs, successors and assigns.

         9.       General Provisions.

                  a) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  b) Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company at its principal executive offices and to the Shareholders at the Shareholder's address set forth on the signature page attached hereto (or at such other address for a party as shall be specified by like notice).

                  c) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  d) Counterparts. This Agreement may be executed in counterparts, all of which shall be deemed to be a single agreement, and shall be effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party.

                  e) Entire Agreement. The Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  f) Governing  Law.  This  Agreement  shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                  g) No Limitations. Nothing in this Agreement shall, and nothing in this Agreement shall be deemed to, prevent the Shareholders from acting in accordance with his fiduciary duties if he, she or it is a director of the Company or otherwise limit the ability of the Shareholders to take any action in his, her or its capacity as a director or officer of the Company, if applicable.

                  h) Non-Contravention. Nothing contained in this Agreement shall be deemed to limit or amend any of the rights or provisions of the Shareholders pursuant to the Shareholders and Rights Agreement dated February 10, 2000.

         10. Enforcement. The parties agree that irreparable damage would occur in the event of a breach of this Agreement. It is accordingly agreed that the parties shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in The Commonwealth of Massachusetts or in a Massachusetts state court, this being in addition to any other remedy to which they are entitled at law or in equity. Each party (i) consents to the personal jurisdiction of any court of the United States located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction, (iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a court of the United States located in The Commonwealth of Massachusetts or a Massachusetts state court and (iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

         11. Public Announcement. Except to the extent required by law or regulation, the Shareholders and the Company shall not issue any press release or other public statement with respect to this Agreement without the prior written consent of each party.

         12. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first written above.

                                       SOFTLOCK.COM, INC.



                                       By:
                                          Name:
                                          Title:


                                       SHAREHOLDERS:

                                       RAPTOR GLOBAL PORTFOLIO, LTD.

                                       By:  Tudor Investment Corporation,
                                            as Investment Advisor


                                       By:
                                          Name:
                                          Title:

                                       ALTAR ROCK FUND, L.P.

                                       By:  Tudor Investment Corporation,
                                            as General Partner

                                       By:
                                          Name:
                                          Title:


                                       RC CAPITAL, L.L.C.

                                       By:  Ritchie Capital Investments, L.L.C.,
                                            its manager

                                       By:  Ritchie Capital Management, L.L.C.,
                                            its manager

                                       By: THR, Inc.

                                       By:
                                           Name:
                                           Title:

                                       RAM TRADING, LTD.

                                       By:  Ritchie Capital Management, L.L.C.,
                                            its investment manager

                                       By: THR, Inc.

                                       By:
                                          Name:
                                          Title:

                                       RITCHIE CAPITAL MANAGEMENT, L.L.C.

                                       By:  THR, Inc.

                                       By:
                                          Name:
                                          Title:

                                       APEX INVESTMENT FUND IV, L.P.

                                       By: Apex Management IV, L.L.C.,
                                           its General Partner

                                       By:
                                          Name:

                                       APEX STRATEGIC PARTNERS IV, LLC

                                       By:  Apex Management IV, LLC, Manager

                                       By:
                                          Name:
                                          Title:

                                       SI VENTURE FUND II, L.P.

                                       By:  SI Venture Management II, L.L.C.,
                                            its General Partner

                                       By:
                                          Name:
                                          Title: its Managing Member

                                    Exhibit A


Shareholder                                         Number of Warrant Shares


Raptor Global Portfolio, Ltd.                                746,760

Altar Rock Fund, L.P.                                        3,240

RC Capital, L.L.C.                                           100,000

Ram Trading, Ltd.                                            500,000

Ritchie Capital Management, L.L.C.                           100,000

Apex Investment Fund IV, L.P.                                181,880

Apex Strategic Partners IV, LLC                              5,640

SI Venture Fund II, L.P.                                     187,520